UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2011
MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

2828 N. Harwood Street, 15th Floor
Dallas, Texas		75201

(Address of principal		(Zip code)
executive offices)
Registrant’s telephone number, including area code: (214) 999-7552
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On March 7, 2011, MoneyGram International, Inc., a Delaware corporation (the “Company”), entered into a Recapitalization Agreement (the “Recapitalization Agreement”) with certain affiliates and co-investors of Thomas H. Lee Partners, L.P. (collectively, the “THL Investors”), as the holders of all of the Company’s Series B Participating Convertible Preferred Stock (the “Series B Preferred Stock”), and affiliates of Goldman, Sachs & Co. (collectively, the “GS Investors” and, together with the THL Investors, the “Investors”), as the holders of all of the Company’s Series B-1 Participating Convertible Preferred Stock (the “Series B-1 Preferred Stock”). Pursuant to the Recapitalization Agreement, (i) the THL Investors will convert all of the shares of Series B Preferred Stock into shares of common stock of the Company (“Common Stock”) in accordance with the Certificate of Designations, Preferences and Rights of Series B Participating Convertible Preferred Stock of MoneyGram International, Inc. (the “Series B Certificate of Designations”), (ii) the GS Investors will convert all of the shares of Series B-1 Preferred Stock into shares of Series D Participating Convertible Preferred Stock of the Company (the “Series D Preferred Stock”) in accordance with the Certificate of Designations, Preferences and Rights of Series B-1 Participating Convertible Preferred Stock of MoneyGram International, Inc. (the “Series B-1 Certificate of Designations”), and (iii) the THL Investors will receive approximately 28.2 million additional shares of Common Stock and $140.8 million in cash, and the GS Investors will receive approximately 15,504 additional shares of Series D Preferred Stock (equivalent to approximately 15.5 million shares of Common Stock) and $77.5 million in cash (such transactions, collectively, the “Recapitalization”).
     The Board of Directors of the Company unanimously approved the Recapitalization following the recommendation of a special committee of the Board of Directors (the “Special Committee”) comprised of independent and disinterested members of the Company’s Board of Directors. J.P. Morgan Securities LLC served as the Special Committee’s financial advisor and Jones Day served as the Special Committee’s legal counsel.
     Upon the closing of the Recapitalization, the THL Investors are expected to own approximately 314.6 million shares of Common Stock, representing approximately 55.1% of the shares of Common Stock outstanding after the transaction on a fully diluted basis, and the GS Investors are expected to own approximately 173,190 shares of Series D Preferred Stock, which are convertible by holders other than the GS Investors, in certain circumstances, into approximately 173.2 million shares of Common Stock, representing approximately 30.3% of the shares of Common Stock outstanding after the transaction on a fully diluted basis. The actual amount of cash and number of shares of Common Stock and Series D Preferred Stock to be delivered in connection with the Recapitalization are subject to change depending on the date on which it closes.
     In connection with the Recapitalization, the Investors have (i) agreed to proposed amendments to the Company’s certificate of incorporation, the Series B Certificate of Designations and the Series B-1 Certificate of Designations to provide that, following and subject to the closing of the Recapitalization, all terms of the Series B Preferred Stock and Series B-1 Preferred Stock will be deleted such that no Series B Preferred Stock or Series B-1 Preferred Stock is authorized and (ii) agreed to amend the Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of MoneyGram International, Inc. to add certain restrictions on the conversion and voting of the Series D Preferred Stock. In addition, the Investors have agreed to vote, to the extent they are entitled to vote, in favor of an amendment to the Company’s certificate of incorporation (the “Charter Amendment”) that, effective as of the closing of the Recapitalization, will terminate all rights of the GS Investors to designate a director to serve on the Board of Directors.
     The consummation of the Recapitalization is subject to various conditions contained in the Recapitalization Agreement, including the approval of the Recapitalization (collectively the “Stockholder Approval Matters”) by the affirmative vote of a majority of the outstanding shares of Common Stock and Series B Preferred Stock (on an as-converted basis), voting as a single class, and the affirmative vote of a majority of the outstanding shares of Common Stock (not including the Series B Preferred Stock or any other stock of the Company held by any Investor), in each case voting on the Stockholder Approval Matters and the Company’s receipt of sufficient financing to consummate the Recapitalization. The Company expects to call a special meeting of the stockholders of the Company to be held in mid-2011 in order to consider and vote upon the Stockholder Approval Matters and the Charter Amendment. Each of the Investors has agreed to vote or cause to be voted all of the Series B Preferred Stock or Series B-1 Preferred Stock, as applicable, held by it or its affiliates and entitled to vote on the Stockholder Approval Matters and the Charter Amendment in favor of the Stockholder Approval Matters and the Charter Amendment.

     Concurrently with entering into the Recapitalization Agreement, MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Worldwide”), and the Company entered into a consent agreement (the “Consent Agreement”) with certain affiliates of the GS Investors (the “GS Note Holders”) who are holders of Worldwide’s 13.25% Senior Secured Second Lien Notes due 2018 (the “Second Lien Notes”). Pursuant to the Consent Agreement, the parties thereto have agreed to enter into a Third Supplemental Indenture to the Indenture, dated as of March 25, 2008, by and among Worldwide, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, governing the Second Lien Notes (the “Indenture”) that will, among other things, amend the Indenture in order to permit the Recapitalization. In addition, the Company is currently working with certain of its relationship banks to put in place a new senior secured credit facility comprised of a revolver and a term loan, which would refinance the Company’s existing senior secured credit facility and provide the funding for the Recapitalization.
     This summary does not purport to be complete and is qualified in its entirety by reference to the Recapitalization Agreement and the Consent Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1 hereto, respectively, and incorporated herein by reference. Interested parties should read the Recapitalization Agreement and the Consent Agreement in their entirety.
Item 3.02 Unregistered Sales of Equity Securities.
     As described in Item 1.01 above, in addition to the shares that the Company will issue upon conversion of the Series B Preferred Stock and Series B-1 Preferred Stock, the Company will issue up to an aggregate of 28.2 million shares of Common Stock to the THL Investors and up to an aggregate of 15,504 shares of Series D Preferred Stock to the GS Investors upon consummation of the Recapitalization described in Item 1.01 above pursuant to the Recapitalization Agreement described therein and filed as an Exhibit hereto. The issuance of such additional shares of Common Stock and Series D Preferred Stock in the Recapitalization will be exempt from any registration under the Securities Act of 1933 in reliance on the registration exemption contained in Section 4(2) thereof and Regulation D promulgated thereunder.
Item 3.03 Material Modification to Rights of Security Holders.
     The information responsive to Item 3.03 that is provided in Item 1.01 is incorporated herein by reference.
Important Information for Investors and Stockholders
The Recapitalization and the Charter Amendment will be submitted to the Company’s stockholders for their consideration, and the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement to be used to solicit stockholder approval of the proposed transaction, as well as other relevant documents concerning the Recapitalization. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement will also be provided to the Company’s stockholders, without charge, by directing a request to: MoneyGram International Inc., 2828 N. Harwood St., 15th Floor, Dallas, Texas 75201, Attention: Investor Relations, or by telephone at (214) 999-7552 or by email at ir@moneygram.com.
Participants in the Solicitation
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the transaction. Information concerning persons who may be deemed participants in the solicitation of the Company’s stockholders under the rules of the SEC will be set forth in the proxy statement when it is filed with the SEC.

Forward Looking Statements
The statements contained in this Current Report regarding the Company that are not historical and factual information contained herein, particularly those statements pertaining to the Company’s expectations, guidance or future operating results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are only as of the date they are made, and unless legally required, the Company undertakes no obligation to update or revise publicly any forward-looking statement. Words such as “estimates,” “expects,” “projects,” “plans” and other similar expressions or future or conditional verbs such as “will,” “should,” “could,” and “would” are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. For instance, although the Company, the THL Investors and the GS Investors have entered into the Recapitalization Agreement, there is no assurance that they will complete the proposed Recapitalization. The Recapitalization Agreement will terminate if the Investors do not receive the necessary approval of the Company’s stockholders, including by the affirmative vote of a majority of the outstanding shares of the Common Stock (excluding any shares held by the THL Investors or the GS Investors) or if the Company, the THL Investors or the GS Investors fail to satisfy conditions to closing. These forward-looking statements are also subject to changes in circumstances due to a number of factors, including, but not limited to the following: (a) our substantial dividend and debt service obligations and our covenant requirements which could impact our ability to obtain additional financing and to operate and grow our business; (b) sustained illiquidity of global financial markets which may adversely affect our liquidity and our agents’ liquidity, our access to credit and capital and our agents’ access to credit and capital and our earnings on our investment portfolio; (c) weak economic conditions generally and in geographic areas or industries that are important to our business which may cause a decline in our money transfer growth rate and transaction volume and/or revenue; (d) a material slow down or complete disruption of international migration patterns which could adversely affect our money transfer volume and growth rate; (e) a loss of material retail agent relationships or a reduction in transaction volume from them; (f) our ability to develop and implement successful pricing strategies for our services; (g) stockholder lawsuits and other litigation or government investigations of the Company or its agents which could result in material costs, settlements, fines or penalties; (h) our ability to maintain sufficient banking relationships; (i) our ability to attract and retain key employees; (j) our ability to maintain capital sufficient to pursue our growth strategy, fund key strategic initiatives and meet evolving regulatory requirements; (k) our ability to successfully and timely implement new or enhanced technology and infrastructure, delivery methods and product and service offerings and to invest in products, services and infrastructure; (l) our ability to adequately protect our brand and our other intellectual property rights and to avoid infringing on third-party intellectual property rights; (m) competition from large competitors, niche competitors or new competitors that may enter the markets in which we operate; (n) the impact of laws and regulatory requirements including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations required to be developed thereunder, and other industry practices in the U.S. and abroad, including changes in laws, regulations or other industry practices and standards that may increase our costs of doing business, reduce the market for or value of our services or change our relationships with our customers, investors and other stakeholders; (o) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain Office of Foreign Assets Control restrictions which could result in contravention of U.S. law or regulations by us or our agents which could subject us to fines and penalties and cause us reputational harm; (p) a breakdown, catastrophic event, security breach, privacy breach, improper operation or other event impacting our systems or processes or our vendors’, agents’ or financial institution customers’ systems or processes, which could result in financial loss, loss of customers, regulatory sanctions and damage to our brand and reputation; (q) our ability to scale our technology to match our business and transactional growth; (r) our ability to manage our credit exposure to retail agents and financial institution customers; (s) our ability to mitigate fraud risks from consumers, agents and other third parties; (t) our ability to successfully manage risks associated with running Company-owned retail locations and acquiring new businesses; (u) our ability to successfully manage risks associated with our international sales and operations including the potential for political, economic or other instability in countries that are important to our business; (v) our compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002; (w) the outcome of positions we take with respect to federal, state, local and international taxation; (x) additional risk factors described in our other filings with the SEC from time to time.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1*	Recapitalization Agreement, dated as of March 7, 2011, among the Company, certain affiliates and co-investors of Thomas H. Lee Partners, L.P. and Goldman, Sachs & Co. and certain of its affiliates (including “Annex A—Form of Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of MoneyGram International, Inc.).

10.1	Consent Agreement, dated as of March 7, 2011, among Worldwide, the Company and certain affiliates of Goldman, Sachs & Co.

*	Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.
By:	/s/ Pamela H. Patsley
Name:	Pamela H. Patsley
Title:	Chief Executive Officer

Date: March 8, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Recapitalization Agreement, dated as of March 7, 2011, among the Company, certain affiliates and co-investors of Thomas H. Lee Partners, L.P. and Goldman, Sachs & Co. and certain of its affiliates (including “Annex A—Form of Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series D Participating Convertible Preferred Stock of MoneyGram International, Inc.).

10.1	Consent Agreement, dated as of March 7, 2011, among Worldwide, the Company and certain affiliates of Goldman, Sachs & Co.

*	Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.